                                                                  EXHIBIT 23.5


                         CONSENT OF ARTHUR ANDERSEN LLP

     As independent public accountants, we hereby consent to the use of our report dated February 8, 1996 (and to all references to our Firm) incorporated by reference or made a part of this Registration Statement File No. 333-20029-02.


                                                        ARTHUR ANDERSEN LLP


Oakland, California
April 16, 1997